SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                October 31, 2000
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State of Other Jurisdiction of Incorporation or Organization)


333-56575                                                   13-3375162
(Commission File                                            (IRS Employer
Number)                                                     Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000


            (Address and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Office)


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Item 5   Other Events

     On March 16, 2000, Morgan Stanley Aircraft Finance ("MSAF") filed a current report on Form 8-K.

     Attached as Exhibit 3 to the March 16, 2000 report were stress tables for certain of MSAF's outstanding notes (the "1998 Notes"). Attached as Exhibit 3/A to this report are revised stress tables which amend and restate in their entirety the stress tables contained in the March 16, 2000 report.

     Attached as Exhibits 5, 6 and 7 to the March 16, 2000 report were schedules of MSAF's assumed portfolio values, Class A Class Percentages and Class B Class Percentages, respectively. Attached as Exhibits 5/A, 6/A and 7/A to this report are revised schedules which amend and restate in their entirety the relevant schedules contained in the March 16, 2000 report.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       MORGAN STANLEY AIRCRAFT FINANCE


Date: October 31, 2000                 By: /s/ Alexander C. Frank
                                          --------------------------------
                                          Name:  Alexander C. Frank
                                          Title: Signatory Trustee